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                                   SUPPLEMENT
                             DATED OCTOBER 10, 2006
                                     TO THE
                    MLIG VARIABLE INSURANCE TRUST PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2006

ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

Erik J. Voss joined J. & W. Seligman & Co. Incorporated in October 2006 and took over portfolio management of the Roszel/Seligman Mid Cap Growth Portfolio on October 4, 2006. This supplement provides information about Mr. Voss.

On page 32 of the prospectus, the last paragraph should be deleted in its entirety and replaced with the following:

Erik J. Voss, Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated, manages the Portfolio. Mr. Voss joined J. & W. Seligman & Co. Incorporated in October 2006. Prior to joining J. & W. Seligman & Co. Incorporated, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006 and a portfolio manager at Strong Capital Management, Inc. from October 2000 through January 2005.

On page 72 of the Statement of Additional Information ("SAI"), the paragraphs under the heading PORTFOLIO MANAGER COMPENSATION STRUCTURE should be deleted in their entirety, and on page 73 of the SAI, the first two paragraphs should be deleted in their entirety and replaced with the following:

PORTFOLIO MANAGER COMPENSATION STRUCTURE. For 2006, as compensation for his responsibilities, Mr. Voss, the Portfolio Manager, is entitled to receive a fixed base salary. For 2007, Mr. Voss will be entitled to receive (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two Seligman funds for which Mr. Voss serves as portfolio manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

Discretionary bonuses for portfolio managers are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of a Portfolio Manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

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OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of October 4, 2006, Erik J.
Voss managed three other mutual funds with a total of $901 million in assets; zero pooled investment vehicles other than mutual funds; and 27 other accounts with a total of $226 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of October 4, 2006, Erik J. Voss did not beneficially own any shares of the Portfolio.

                                      * * *

Please retain this supplement with your Prospectus and SAI for future reference.